                                                                 Exhibit 10.11


                               September 30, 1998

TO THE PURCHASERS UNDER THE
RECAPITALIZATION AGREEMENT
(as defined below)


Ladies and Gentlemen:

You are entering into a Senior Subordinated Note, Preferred Stock and Warrant Purchase Agreement, dated as of the date hereof (the "Recapitalization Agreement"), with Zimmerman Sign Company (the "Company") and certain other investors identified on the signature pages thereto, pursuant to which the Company is issuing and you are acquiring the Company's Series A Preferred Stock, Warrants and 12.0% Senior Subordinated Notes. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Recapitalization Agreement.

In connection with the transactions contemplated by the Recapitalization Agreement, each of Southern Investors Corp., Southern Mortgage Holding Corporation, Geneve Securities Portfolio Corp., Geneve Securities Holding Corp. and Chaparral International Re. (collectively, the "Grantors") has entered into the Share Option Purchase Agreement, dated as of the date hereof (the "Share Option Purchase Agreement"), with the Company, pursuant to which the Grantors have granted to (i) the Company an option to purchase shares of the Company's Common Stock in exchange for cash and the Company's Series C Preferred Stock and (ii) David E. Anderson ("DEA") an option to purchase shares of the Company's Common Stock in exchange for cash. In addition, DEA has entered into a Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), with the Company pursuant to which DEA has agreed to sell a portion of the Company's Common Stock acquired by DEA from the Grantors under the Share Option Purchase Agreement in exchange for cash and the Company's Series B Preferred Stock.

Each of the Company and DEA covenant to you to use their respective best efforts to consummate the transactions contemplated by the Share Option Purchase Agreement and the Purchase Agreement (together, the "Option Agreements"), in accordance with the terms set forth therein, as promptly as possible after January 3, 1999, but in any event no later than the close of business on January 8, 1999. In that regard, from time to time, until consummation of the transactions contemplated in the Option Agreements (collectively, the "Option Transactions"), each of the Company and DEA agree, from time to time, to take all actions requested by you and to execute and deliver all such documents or instruments as you may reasonably deem necessary or advisable to accomplish closing on the Option Transactions.

Upon consummation of all of the Option Transactions (unless otherwise expressly waived in writing by you), each of you agree to surrender to the Company a portion of the Warrants issued to you on the Closing and indicated opposite your respective names on the attached Exhibit I (collectively, the "Post Closing Warrants"), and such Post Closing Warrants will be deemed canceled without consideration. In the event that all or a portion of the Option Transactions fail to be consummated within the time periods prescribed in Option Agreements, (i) you shall be entitled to retain all or a portion of the Warrants (including the Post Closing Warrants) issued to you as of the Closing based on the portion of the Option Transactions consummated and (ii) you agree that, in consideration of the agreement of the Grantors to terminate that certain Registration Rights Agreement dated December 1, 1996 by and among the Grantors and the Company, the shares (if any)

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which continue to be held by the Grantors, but which would have been transferred to the Company or DEA had the Option Transactions been consummated, shall be treated on a PARI PASSU basis with the Investor Registrable Securities under the Registration Agreement, dated as of the date hereof.

THIS LETTER AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

Please acknowledge your agreement the foregoing by executing this letter in the appropriate space below. This letter agreement may be executed in any number of counterparts which, when taken together, constitute one and the same agreement.

                                       Sincerely,



                                       ZIMMERMAN SIGN COMPANY
                                       /s/ David E. Anderson
                                       --------------------------------------
                                       By  David E. Anderson
                                       Its Chairman



                                       SOUTHERN INVESTORS CORP.
                                       /s/ Steve Lapin
                                       --------------------------------------
                                       By
                                       Its


                                       SOUTHERN MORTGAGE HOLDING
                                       CORPORATION
                                       /s/ Steve Lapin
                                       --------------------------------------
                                       By
                                       Its


                                       GENEVE SECURITIES PORTFOLIO CORP.
                                       /s/ Steve Lapin
                                       --------------------------------------
                                       By
                                       Its

                                       GENEVE SECURITIES HOLDING CORP.
                                       /s/ Steve Lapin
                                       --------------------------------------
                                       By
                                       Its

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                                       CHAPARRAL INTERNATIONAL RE.
                                       /s/ Steve Lapin
                                       --------------------------------------
                                       By
                                       Its


                                       /s/ David E. Anderson
                                       --------------------------------------
                                       David E. Anderson


Acknowledged and agreed to this
30th day of September, 1998

CONTINENTAL ILLINOIS VENTURE CORPORATION


By:  /s/ Robert F. Perille
     -----------------------------------
     Name:  Robert F. Perille
     Its: Managing Director


MIG PARTNERS VIII


By:  /s/ Robert F. Perille
     -----------------------------------
     Name:  Robert F. Perille
     Its: General Partner

/s/ Tom Bower
----------------------------------------
Tom Boner
/s/ Mike Coppinger
----------------------------------------
Mike Coppinger
/s/ Mike St. Onge
----------------------------------------
Mike St. Onge
/s/ Jeff Johnson
----------------------------------------
Jeff Johnson
/s/ John Griggs
----------------------------------------
John Griggs
/s/ David E. Anderson
----------------------------------------
David E. Anderson